Dianne Ambrose

From: AFL-CIO Housing Investment Trust <info@aflcio-hit.com>
Sent: Wednesday, February 9, 2022 12:15 PM
To: Dianne Ambrose
Subject: [EXTERNAL] [EXTERNAL] AFL-CIO HIT Project Announcement

CAUTION: This email originated from an external source. Do not click links or open attachments unless you recognize the sender and know the content is safe. The Original Sender of this email is **AjCl6n1euRkS6Pf9rqvuzfQ==_1129241376529_IOXhGGsaEeKCQojkYIhwmw==@in.constantcontact.com**

AFL-CIO HIT | COMPETITIVE RETURNS UNION CONSTRUCTION JOBS HOUSING FINANCE

AFL-CIO HIT Finances Substantial Rehabilitation of Affordable Senior Housing in Ohio



The AFL-CIO Housing Investment Trust (HIT) is providing approximately $6.6 million of the $12.6 million needed for the substantial rehabilitation of the Pinzone Towers Apartments project ("Pinzone"), located in the city of Rocky River, Ohio, a western suburb of Cleveland. Pinzone provides 100 units of affordable housing for seniors and is owned by an affiliate of the Cleveland Building and Construction Trades Council, CBT Development Inc.

The HIT's purchase of Ginnie Mae construction loan certificates and a permanent loan certificate will help finance the rehabilitation of this union-affiliated project, originally constructed in 1983. As part of its Midwest@Work Initiative, Ohio is a key market for the HIT. Pinzone is the HIT's 23rd investment in Ohio.

In addition to creating the union construction work and other economic benefits that can be found here, Pinzone's rehabilitation will be performed by 100% union labor. Its affordability for seniors will be protected under a long-term Section 8 contract with the U.S. Department of Housing and Urban Development. This rehabilitation will result in safe and modern housing for seniors for years to come. Pinzone is in a walkable location, with easy access to retailers and other commercial activity.



The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, www.aflcio-hit.com.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

reports of abuse very seriously. If you wish to report abuse, please forward this message to abuse@constantcontact.com.